Exhibit 10.3

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

This Second Amendment to Third Amended and Restated Loan Agreement (this “Amendment”) is made as of this 30th day of August, 2021, by and among CEDAR REALTY TRUST PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”) and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the “Agent”) and each of the lenders (the “Lenders”) party to the Credit Agreement (as defined below) as of the date hereof.

W I T N E S S E T H:

WHEREAS, reference is hereby made to that certain Third Amended and Restated Loan Agreement dated July 24, 2018, as amended by that certain First Amendment to Third Amended and Restated Loan Agreement dated August 4, 2020 (as amended, the “Credit Agreement”; unless otherwise defined herein, capitalized terms shall have the meanings provided in the Credit Agreement) entered into by and among Borrower, Agent, and the Lenders; and

WHEREAS, the Borrower, the Agent and the Lenders have agreed to amend and modify the Credit Agreement as set forth herein.

NOW, THEREFORE, it is agreed by and among the Borrower, the Agent and the Lenders as follows:

1.Amendment to Credit Agreement.  The Credit Agreement is hereby amended in its entirety to reflect the modifications identified in the document annexed hereto as Annex A.

2.Representations and Warranties.  Borrower represents and warrants as follows:

(a)	It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)	This Amendment has been duly executed and delivered by Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms.
(c)

No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by Borrower of this Amendment.

(d)	The information included in the Beneficial Ownership Certification is true and correct in all respects (on and as of the date delivered).
(e)

The representations and warranties set forth in this Amendment and all of the Loan Documents continue to remain true and correct in all respects except (i) to the extent that such representation or warranty specifically refers to an earlier date, in which case such representation or warranty

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shall be true and correct in all material respects as of such earlier date, (ii) to the extent such representation or warranty is subject to a materiality qualifier, in which case such representation or warranty shall be true and correct in all respects, and (iii) that the representations and warranties contained in Section 6.8 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 7.2.1 and Section 7.2.2 of the Credit Agreement.

(f)	To the best of Borrower’s knowledge, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

3.Upon the execution hereof, Borrower agrees to pay to Agent for the account of the parties specified therein the various fees in accordance with that certain fee letter dated as of even date herewith by and between the Borrower and KeyBank.

4.Except as expressly amended hereby, the remaining terms and conditions of the Credit Agreement shall continue in full force and effect.  All future references to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended by this Amendment.  It is intended that this Amendment, which may be executed in multiple counterparts, shall be governed by and construed in accordance with the laws of the State of New York.

5.This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

6.This Amendment shall constitute a Loan Document for all purposes.

7.For the purpose of facilitating the execution of this Amendment as herein provided and for other purposes, this Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.  Facsimile or other electronic delivery of signatures (including by pdf) shall have the same legal effect as originals.

8.For the avoidance of doubt, the parties hereto hereby agree and confirm that entry into (a) that certain Fifth Amended and Restated Loan Agreement dated as of the date hereof among Borrower, Agent, and the lenders party thereto, and (b) that certain Fourth Amendment to Loan Agreement among Borrower, Agent, and the lenders party thereto is consented to in all respects.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement under seal as of the date first written above.

BORROWER:	CEDAR REALTY TRUST PARTNERSHIP, L.P., a Delaware limited partnership

By:Cedar Realty Trust, Inc., its general partner

By:/s/ Philip R. Mays

Name:Philip R. Mays

Title:EVP, Chief Financial Officer & Treasurer

[Signatures Continue on the Following Page]

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

ADMINISTRATIVE

AGENT:KEYBANK NATIONAL ASSOCIATION

By:_/s/ Gregory W. Lane_______________
Name: Gregory W. Lane
Title: Senior Vice President

[Signatures Continue on the Following Page]

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

LENDER:KEYBANK NATIONAL ASSOCIATION1

By:_/s/ Gregory W. Lane__________________
Name: Gregory W. Lane
Title: Senior Vice President

[Signatures Continue on the Following Page]

11	List of Lenders to be confirmed

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

LENDER:	BANK OF AMERICA, N.A. By: _/s/ Helen W. Chan____________ Name:Helen W. Chan Title: Vice President

[Signatures Continue on the Following Page]

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

LENDER:	REGIONS BANK By: _/s/ Nicholas Frerman________________ Name:Nicholas Frerman Title: Vice President

[Signatures Continue on the Following Page]

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION By: _/s/ Jessica W. Phillips_____________ Name:Jessica W. Phillips Title:Authorized Signatory

[Signatures Continue on the Following Page]

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

LENDER:	MANUFACTURERS AND TRADERS TRUST COMPANY By: _/s/ Sean M. Skehan_______________ Name:Sean M. Skehan Title: Assistant Vice President

[Signatures Continue on the Following Page]

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

LENDER:	RAYMOND JAMES BANK By: _/s/ Gregory A. Hargrove________ Name:Gregory A. Hargrove Title: Vice President

[Signatures Continue on the Following Page]

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

LENDER:	TRUIST BANK By: _/s/ Ryan Almond____________ Name:Ryan Almond Title: Director

[Signatures Continue on the Following Page]

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

LENDER:	TD BANK, N.A. By: _/s/ Gianna Gioia______________ Name:Gianna Gioia Title: Vice President

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

GUARANTOR CONFIRMATION

The undersigned hereby acknowledges and consents to the foregoing Second Amendment to Third Amended and Restated Loan Agreement and acknowledges and agrees that it remains obligated for the various obligations and liabilities, as applicable, set forth in that certain Guaranty (the "Guaranty") dated July 24, 2018, executed by the undersigned in favor of the Agent, which Guaranty remains in full force and effect.

GUARANTOR:	CEDAR REALTY TRUST, INC., a Maryland corporation By: _/s/ Philip R. Mays_____________________ Name:Philip R. Mays Title:Executive Vice President, Chief Financial Officer and Treasurer

Annex A

SUBSIDIARY GUARANTORS:

CEDAR-SOUTH PHILADELPHIA I, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

Cedar-South Philadelphia II, LLC,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR-RIVERVIEW LP,

a Pennsylvania limited partnership

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

Cedar-Riverview LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

Cedar LENDER LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

CSC-RIVERVIEW LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________

Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR DUBOIS, LLC,
a Delaware limited liability company

By: __/s/ Philip R. Mays_____________________

Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR BRICKYARD, LLC,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR BRICKYARD II, LLC,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR-VALLEY PLAZA, LLC,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

CEDAR-PALMYRA, LLC,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR-FAIRVIEW COMMONS, LLC,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR-NORWOOD, LLC,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

GREENTREE ROAD L.L.C 1,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

Greentree Road L.L.C. 2,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

CEDAR-BRISTOL, LLC,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

HAMILTON FC ASSOCIATES, L.P.,
a Pennsylvania limited partnership

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

Cedar-Hamilton, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR- PC PLAZA, LLC,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR-CAMPBELLTOWN, LLC,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

CEDAR-CARLL’S CORNER, LLC,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

Washington Center L.L.C. 1,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

Washington Center L.L.C. 2,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

Cedar Center Holdings L.L.C. 3,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

ACADEMY PLAZA L.L.C. 1,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

ACADEMY PLAZA L.L.C. 2,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

PORT RICHMOND L.L.C. 1,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

PORT RICHMOND L.L.C. 2,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR-SECOND MEMBER LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

VIRGINIA KEMPSVILLE LLC,
a Virginia limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

VIRGINIA GENERAL BOOTH LLC,
a Virginia limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

FAIRPORT ASSOCIATES, L.P.,
a Delaware limited partnership

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

NEWPORT PLAZA ASSOCIATES, L.P.,
a Delaware limited partnership

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CIF-NEWPORT PLAZA ASSOCIATES, LLC,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

HALIFAX PLAZA ASSOCIATES, L.P.,
a Delaware limited partnership

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

CIF-HALIFAX PLAZA ASSOCIATES, LLC,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CIF-Fairport Associates, LLC,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

Cedar-Timpany, LLC,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

Cedar-BETHEL, LLC,
a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

COLISEUM FF, LLC,

a Virginia limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

CEDAR-KINGS, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR QUARTERMASTER II, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR QUARTERMASTER HOLDING, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CIF-LOYAL PLAZA ASSOCIATES, CORP.,

a Delaware corporation

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR QUARTERMASTER III, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

CEDAR-TREXLER, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR-TREXLER SPE, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR-YORKTOWNE, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR-FIELDSTONE MARKETPLACE, LP,

a Delaware limited partnership

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR-FIELDSTONE SPE, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

CEDAR-MECHANICSBURG LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR-ELMHURST, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR PCP-NEW LONDON, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR-NEW LONDON SPE, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR-OAK RIDGE, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

PINE GROVE PLAZA ASSOCIATES, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CIF-PINE GROVE PLAZA ASSOCIATES, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR QUARTERMASTER, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR-GROTON, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR-JORDAN LANE, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

CEDAR SOUTHINGTON PLAZA, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR OAKLAND MILLS, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

OAKLAND MILLS BUSINESS TRUST,

a Maryland business trust

By: Cedar Oakland Mills, LLC

By:  Cedar Realty Trust Partnership, L.P.

By: Cedar Realty Trust, Inc.

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

GOLD STAR PLAZA ASSOCIATES,

a Pennsylvania limited partnership

By:  Gold Star Realty, Inc.

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

GOLD STAR REALTY, INC.,

a Pennsylvania corporation

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

BLOOMFIELD CENTER URBAN RENEWAL, LLC,

a New Jersey limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR – GLENWOOD HOLDING, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR HAMBURG, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR-WEST BRIDGEWATER, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

CEDAR MEADOWS MARKETPLACE GP, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR MEADOWS MARKETPLACE LP, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR-MEADOWS MARKETPLACE, LP,

a Delaware limited partnership

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR-CARMANS, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

SWEDE SQUARE HOLDINGS LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

SWEDE SQUARE ASSOCIATES LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR GOLDEN TRIANGLE, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR 2129 OREGON AVENUE, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CSC COLONIAL COMMONS HOLDINGS LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CSC COLONIAL COMMONS LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

CSC COLONIAL COMMONS GP LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CSC COLONIAL COMMONS PARTNERSHIP, L.P.,

a Delaware limited partnership

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR EAST RIVER PARK, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR HYATTSVILLE HOLDING, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR HYATTSVILLE, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]

CEDAR GIRARD PLAZA, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR-SENATOR SQUARE, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR PCP-SAN SOUCI, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

CEDAR-SAN SOUCI SPE, LLC,

a Delaware limited liability company

By: _/s/ Philip R. Mays_____________________
Name:Philip R. Mays

Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to Third Amended and Restated Loan Agreement]